COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Purchase Commitments
Purchase commitments represent unconditional purchase obligations to purchase goods or services, primarily inventory, that are enforceable and legally binding on the Company and specify all significant terms, including fixed or minimum quantities to be purchased, price provisions, and the approximate timing of the transaction.
The Company has entered into a certain development and production agreement with a third-party vendor in which the Company is committed to purchase from the vendor certain units of Skintrinsiq devices totaling $5.7 million. As of December 31, 2022, the Company’s associated future minimum payment was $1.4 million over the next 12-18 months.
The Company has entered into an unconditional purchase order with third-party product manufacturers for the delivery of inventory in which the Company is committed to purchase from the manufacturers certain product inventory totaling $8.2 million. As of December 31, 2022, the Company’s associated future minimum payment was $7.0 million over the next 12-18 months.
Legal Proceedings
Except for the SEC investigation described in “Note 21, Subsequent Events.” the Company is not involved in any material litigation nor, to management’s knowledge, was any material litigation threatened against the Company, which if adversely determined could have a material adverse impact on the Company other than routine litigation arising in the ordinary course of business,